UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2019

Camden National Corporation (Exact name of registrant as specified in its charter)

Maine	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CAC	The NASDAQ Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Plan
On April 30, 2019, the Board of Directors of Camden National Corporation (the “Company”) approved the grant of equity compensation awards to certain executive officers of the Company, including Gregory A. Dufour, President and Chief Executive Officer; Deborah A. Jordan, Chief Operating Officer, Chief Financial Officer and Principal Financial & Accounting Officer; Joanne T. Campbell, Executive Vice President, Risk Management; Timothy P. Nightingale, Executive Vice President and Senior Lending Officer; and Patricia Rose, Executive Vice President, Retail and Mortgage Banking. A portion of the awards will be granted as performance shares under the Company’s Amended and Restated Long-Term Performance Share Plan for 2019 - 2021 (the “2019 - 2021 LTIP”) and a portion of the awards will be granted as time-vested restricted shares under the Camden National Corporation 2012 Equity and Incentive Plan.
Performance goals under the 2019 - 2021 LTIP include, specifically, (i) diluted earnings per share and (ii) return on average equity goals relative to an index of peer companies, for threshold, target, and superior levels of performance. Each participating executive has a predetermined “target award,” which is reflected as a percentage of his or her base salary at the beginning of the long-term performance and vesting period. At the end of each long-term performance and vesting period, based upon the achievement of specific performance and service measures, each participant shall receive an award in accordance with the performance level and service, paid in Company shares. Actual awards of performance shares can range in value from 50% of the target award, when performance is at the threshold level, to 200% of the target award when performance is at the superior level. The awards of time-vested restricted shares will vest in three equal annual installments. The conversion of dollar amounts into shares will be based on the market value of a share on April 30, 2019, the grant date. The Company’s closing price on April 30, 2019 was $43.98.
The foregoing description is qualified in its entirety by reference to the Amended and Restated Long-Term Performance Share Plan, incorporated herein by reference to Exhibit 10.1 to the Company's Form 8-K filed with the Commission on April 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2019

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ DEBORAH A. JORDAN
Deborah A. Jordan Chief Operating Officer, Chief Financial Officer, and Principal Financial & Accounting Officer